SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement ("Agreement"), dated as of March 29, 2000, among _____________________________ (SELLER), Zee, Inc. ("ZI"), and the Zee
shareholders who join in this Agreement subsequent to date of the Agreement and agree to sell their shares (the Other Zee shareholders) by execution of an Acceptance and Sale Addendum which is attached hereto as Exhibit A, Callmate Telecom International, Inc., (BUYERS) a Florida Corporation.


                              W I T N E S S E T H:

         A. WHEREAS, Zee, Inc.("ZI") is a corporation duly organized under the laws of the State of Wyoming.

         B. WHEREAS, BUYER wishes to purchase 660,000 shares of the outstanding common shares of ZI free and clear of liens and encumbrances from SELLERS and Other Shareholders of Zee, Inc. who join by addendum (Other Zee Shareholders).

         C. WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Florida Statutes.

         NOW, THEREFORE, it is agreed among the parties as follows:


                                    ARTICLE I

                                The Consideration

         1.1 a. Subject to the conditions set forth herein on the "Closing Date"

(as herein defined), SELLERS shall sell and BUYER shall purchase 390,000 common shares of ZI common stock. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") on or before March 31, 2000. The purchase price for the ZI shares to be paid by BUYER to SELLERS is $.02 per share, $7,800 for which is paid herewith into escrow with
M. A. Littman and shall be delivered at closing.

         On the Closing Date, all of the documents to be furnished pursuant to this Agreement, including the documents to be furnished pursuant to Article VI of this Agreement, shall be delivered to M.A. Littman, to be held in escrow until all closing conditions hereunder have been met or the date of termination of this Agreement, but no longer than 1 day after closing date, whichever first occurs, and thereafter cash and shares shall be promptly distributed to the parties as their interests may appear.

         1.1 b. BUYER shall purchase from the Other Zee shareholders a total of 270,000 shares of ZI common stock, which purchase shall occur within three days after the closing scheduled under 1.1 a. hereof. The purchase price of the shares shall be $.02 per share.

         1.2 a. Concurrent with the execution hereof, BUYER shall deposit or cause to be deposited with M.A. Littman for purchase of ZI shares under this agreement, the sum of $10,000. Further, the sum of $7,800 shall be paid at closing for delivery to SELLERS upon receipt of the shares (390,000) of Zee, Inc. common stock.

         1.2 b. BUYER shall deposit with M.A. Littman an additional $3,200 for the balance of the consideration for the purchase of 270,000 shares of ZI common stock owned by the Other Zee shareholders, which consideration shall be delivered pro rata at $.02 per share to the Other Zee shareholders upon receipt of the signed Acceptance and Sale Agreement Addendum from each Other Zee shareholder.


                                   ARTICLE II

                              Conveyance of Shares

         2.1 The shares of no par value common stock of ZI shall be delivered and conveyed by SELLERS to BUYER at closing by SELLERS with duly executed stock powers, upon receipt of the cash consideration by SELLERS.

         2.2 SELLERS represents that no outstanding options or warrants for unissued shares exist for ZI.

         2.3 After closing with SELLERS, the Other Zee shareholders who join this Agreement by execution of the Acceptance and Sale Addendum will convey their shares to BUYER and receive $.02 per share of ZI sold.


                                   ARTICLE III

          Representations, Warranties and Covenants of SELLERS as to ZI

                  SELLERS hereby represents, warrants and covenants to BUYER, except as stated in the ZI Disclosure Statement, as follows:

         3.1 ZI is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming, and has the corporate power and authority to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of ZI, copies of which have been delivered to BUYER, are complete and accurate, and the minute books of ZI contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of ZI.

         3.2 The aggregate number of shares which ZI is authorized to issue is 50,000,000 shares of common stock with no par value per share, of which 660,000 shares of such common stock are issued and outstanding, fully paid and non-assessable, at closing under this agreement. ZI has no outstanding options, warrants or Other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock.

         3.3 ZI and SELLERS have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by ZI will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of ZI.

         3.5 ZI has delivered to BUYER Audited financial statements of ZI dated August 31, 1999. At or prior to closing ZI shall have filed its 10K for December 31, 1999, including audited financial statements. All such statements, herein sometimes called "ZI Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of ZI of the periods indicated. All financial statements of ZI will have been prepared in accordance with generally accepted accounting principles.

         3.6 Since the dates of the ZI Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of ZI. ZI does not have any material liabilities or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

         3.7 There are no pending legal proceedings involving ZI, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the SELLERS, threatened against ZI or affecting any of its assets or properties, and ZI is not in any material breach or violation of or default under any contract or instrument to which ZI is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by ZI under any contract or other instrument to which ZI is a party or by which it or any of its properties may be bound or affected, or under its Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to ZI.

         3.8 ZI shall not enter into or consummate any transactions prior to the Closing Date other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect its financial condition.

         3.9 ZI is not a party to any contract performable in the future.

         3.10 The representations and warranties of SELLERS and ZI shall be true and correct as of the date hereof and as of the Closing Date.

         3.11 ZI shall deliver to BUYER, all of its corporate books and records for review. ZI will also deliver to BUYER on or before the Closing Date any reports relating to the financial and business condition of ZI which occur after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

         3.12 ZI has no employee benefit plan in effect at this time.

         3.13 No representation or warranty by ZI or SELLERS in this Agreement, the ZI Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.14 SELLERS or ZI has delivered, to BUYER true and correct copies of the 10SB and each of its other reports to shareholders and filing with the Securities and Exchange Commission ("SEC") for the year ended December 31, 1999. ZI will also deliver to BUYER on or before the Closing Date any reports relating to the financial and business condition of ZI which are filed with the SEC after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

         3.15 ZI has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of ZI generally, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

         3.16 SELLERS hereby covenants that during the contract period, prior to closing, ZI will not take any board action without BUYER's approval in writing, pending selection of new officers and directors at closing.

         3.17 a. SELLERS own the 390,000 ZI shares being sold to the BUYER free and clear of any liens and encumbrances and may transfer such shares without the consent of any third party.

         3.18 b. Other Zee shareholders who join this Agreement by Addendum shall warrant and represent that the shares sold by such shareholders are free and clear of any liens and encumbrances and may be transferred without consent of any third party.

                                   ARTICLE IV

               Obligations of the Parties Pending the Closing Date

         4.1 At all times prior to the Closing Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         4.2 SELLERS and BUYER shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         4.3 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                    ARTICLE V

                              Procedure for Closing

         5.1 a. At the Closing Date, the purchase and Sale shall be effected with common stock certificates of ZI being delivered duly executed for 390,000 shares of common stock to BUYER and the delivery of $.02 per share to SELLERS from BUYER (from the Escrow with M.A. Litman), together with delivery of all other agreements, schedules, warranties and representations set forth in this Agreement.

         5.1 b. Subsequently, the purchase and sale of 270,000 shares of ZI from the Other Zee shareholders shall be accomplished by delivery of $.02 per share for each share tendered with the Acceptance and Sale Addendum.


                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         6.1 SELLERS shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date and SELLERS and ZI and BUYER shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.3 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for BUYER.

         6.4 The representations and warranties made by BUYER and SELLERS in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of (1) changes caused by transactions suggested or approved in writing by BUYER or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of ZI during or arising after the date of this Agreement.)

         6.5 All outstanding liabilities of ZI shall have been paid and released prior to closing.

         6.6 No change in the management or directors nor exercise of control of Zee, Inc. may occur until 1.1 b. and 2.3 and 5.1 b. have been completed with delivery of all shares of outstanding Zee, Inc. to BUYER and delivery of purchase price to the Other Zee shareholders.

                                   ARTICLE VII

                           Termination and Abandonment

         7.1   Anything   contained   in   this   Agreement   to  the   contrary
notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Closing Date:

         (a)      By mutual consent of parties;

         (b) By either party, if any condition set forth in Article VI relating to the other party has not been met or has not been waived;

         (c) By BUYER, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another Party;

         (e) By any party if the Agreement Closing Date is not within 30 days from the date hereof; or

         7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by him or the Board of Directors, provided; however, that such action shall be taken only if, in the judgment of the Board of Directors or Party taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                  ARTICLE VIII

                        Termination of Representation and
                        Warranties and Certain Agreements

         8.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished by consummation of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                   ARTICLE IX

                                  Miscellaneous

         9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         9.4 This Agreement may be amended upon approval of the Board of Directors of BUYER and SELLERS.

         9.5  Any  notices,   requests,  or  other  communications  required  or
permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To Sellers:       c/o Zee, Inc.
                  214 S. Center
                  Casper, WY  82601

copy to:          Michael A. Littman
                  Attorney at Law
                  10200 W. 44th Ave., #400
                  Wheat Ridge, CO 80033
                  (303) 422-8127

To                Callmate Telecom International, Inc.

copy to:          Wendy Norris
                  (wendy.norris@piperrudnick.com)

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of BUYER and SELLERS. However, ZI may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         IN WITNESS WHEREOF, the parties have set their hands and seals this _____ day of ___________.



                                    SELLERS:
                                           -------------------------------

                                           -------------------------------

                                           -------------------------------

                                    BUYER: CALLMATE TELECOM INTERNATIONAL, INC.


                                    By:______________________________
                                            President